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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 14, 2004

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

             Canada                     001-15503                   N/A
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                 K2K-3G1
     (Address of Principal Executive Offices)                    (Zip Code)

                          (613) 270 0619 (Registrant's
                     Telephone Number, Including Area Code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      99.1  Press Release issued on January 14, 2004 by Workstream Inc.

Item 12. Results of Operations and Financial Condition.

      On January 14, 2004, Workstream Inc. (the "Company") issued a press release regarding its consolidated financial results for the second quarter ended November 30, 2003. The full text of such press release is furnished as
Exhibit 99.1 to this report.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORKSTREAM INC.



Dated January 14, 2004                      By: /s/Michael Mullarkey
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                                                Name:  Michael Mullarkey
                                                Title:   Chief Executive Officer

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                                  Exhibit Index

Exhibit No.       Description
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99.1              Press Release issued on January 14, 2004 by Workstream Inc.